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                                                                   EXHIBIT 10.28


                    ADDITIONAL LICENSEE AGREEMENT

                This Additional License Agreement,
         effective the 1st day of January 1997, is by and between Dr. Sakharam D. Mahurkar, an individual residing in Chicago, Illinois (hereinafter "Licensor") and Horizon Medical Products, Inc., a Georgia corporation, having a place of business at Seven North Parkway Square, 4200 Northside Parkway, N.W., Atlanta, Georgia 30327 (hereinafter "Licensee").

                             WITNESSETH

                WHEREAS, Licensor warrants that he owns the entire right, title and interest in and to United
         States Patent No. *** entitled *** issued on ***;



                WHEREAS, Licensor warrants that he has the right to grant a limited non-exclusive license to Claims *** of United States Patent No. *** entitled
         *** issued on ***;

                WHEREAS, Licensee wishes to obtain and
         Licensor is willing to grant to Licensee a non-exclusive, personal right to offer, make, have made for it, use, sell, and import the products covered by the Claims *** and *** of United
         States Patent No. ***



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         entitled ***.

                NOW THEREFORE, in consideration of mutual covenants and promises made herein and for other good and valuable considerations the parties agree as follows:

                            ARTICLE I.  DEFINITIONS

                A.  LICENSED PATENT RIGHTS -- Shall mean
         Claims *** of United States Patent No. *** entitled *** and all corresponding claims of foreign counterparts of the said patents and divisions, continuations, continuations-in-part or reissues of such patents.

                B.  LICENSED PRODUCTS -- Shall mean any
         product that is covered by any claim of the 'Licensed Patent Rights' sold for both *** applications, in *** form or in combination with accessories.


                C. NET SALES -- Shall mean the amount
         invoiced to Licensee's customers (including End
         Users and Distributors) f.o.b. Licensee's




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factory/warehouse/premises, exclusive of allowances for returns or taxes and unpaid invoices actually "written off," but shall include all ***, or other components sold or packaged with any *** or other products covered by this Agreement.


         D. End Users -- Shall mean any bona fide customer of Licensee who purchases the Licensed Products for a purpose other than resale to unrelated third parties and shall include hospitals, clinics, and HMOs.

         E. Distributors -- Shall mean any entity that purchases Licensed Products for purposes of resale to unrelated third parties.


                           ARTICLE II. LICENSE GRANT


         A. Licensor hereby grants Licensee, a personal, non-exclusive, non-transferable right and license under said Licensed Patent Rights to make, have made, offer to sell and use Licensed Products. Licensee shall have no rights to grant sub-licenses under any of the Licensed Patent Rights. The sale of the Licensed Products under this Agreement shall not be considered as grant of a sub-license.


         B. No license or right is granted by implication or otherwise to any patent or pending patent applications or any future patents of Licensor except as specifically




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set forth in the definition of Licensed Patent Rights.

         C. Specifically, Licensee is granted no rights to offer, sell and promote the Licensed Products covered by Claims *** and *** that claim a *** for
***.

         D. Licensee acknowledges that Licensor has granted ***. A copy of pages *** of the *** has been provided to Licensee. Licensee agrees that it will do nothing that will interfere with the ***.

                             ARTICLE III. ROYALTIES

         A. Licensee shall pay Licensor a royalty of *** on net sales of all the Licensed Products, as long as Licensee pays the royalty due under the License for the *** patent in the parties' January 1, 1995 License Agreement. This *** royalty shall be additional to any other royalty already paid under the January 1, 1995 Agreement.

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         B. Effective upon the expiry of the *** patent or termination of the
January 1, 1995 License Agreement, whatsoever occurs first, the royalty payable under this Agreement shall be:


         FOR SALES MADE DIRECTLY TO END USERS
         For the *** along with *** the Royalty shall be *** of Net Sales of Licensed Products;

         FOR SALES MADE TO DISTRIBUTORS
         For the *** along with *** the Royalty shall be *** of Net Sales of Licensed Products.


         C. In the case of all royalties due Licensor, there shall be included in the royalty base for the purpose of determining the royalties due, the Net Sales of all *** which are sold in combination with, or packaged with, the *** that are Licensed Products.

         D. In the event Licensor shall hereafter ***, Licensor shall ***, provided Licensee ***.

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         E. In the event the applicable claims of the Licensed Patent Rights are finally adjudged to be invalid or unenforceable in any final order or judgment in any civil action or other proceeding from which no appeal has been or can be taken, then Licensee shall receive the benefit of any such final order or judgment as if it were a party to that proceeding including, specifically, relief from any obligation to pay further royalties under the applicable claim of the Licensed Patent Rights.

         F. In the event of any future significant infringement [infringing sales of any one infringer equal to or exceeding *** of Licensee's unit sales] and upon written request to that effect by Licensee, Licensor at his option shall enforce the licensed patent rights against third party for any non-license sales of *** at his own expense or ask Licensee to advance the litigation expense, and Licensee agrees to do so, until the conclusion of the litigation. Any such litigation expenses advanced by the Licensee will be reimbursed to Licensee after the conclusion of the litigation, solely from any recovery from such lawsuit and any award of

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legal fees of such litigation by the court. If there is any settlement of any such litigation Licensee shall be granted the same favorable license term granted such third party by Licensor.

                    ARTICLE IV. BOOKS, RECORDS AND PAYMENTS

         A. Licensee shall keep accurate and complete books and records sufficient to determine the quantity of Licensed Products made and sold to the extent necessary to accurately reflect all items material to the determination of the amount of royalty due and owing Licensor. At the request of Licensor, Licensee shall cause the same to be reviewed by an outside certified public accountant named by the Licensor, at least annually as a part of its annual audit of the books and records of relevant business of the Licensee.


         B. The books and records of the Licensee shall identify the quantity of all Licensed Products that are made, used, sold or otherwise disposed of by the Licensee, with credit for returns for which credit is given to the customers. Such records shall show separately the quantity of the Licensed Products made for or sold to each End User or each Distributor or that are otherwise used or disposed of, net price and the date of invoice or shipment. Sales shall be considered as made on the date of the invoice


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                      unless shipped more than thirty (30) days
                      before invoiced, in which event such sales shall be considered as made on the date of shipment.

                          C.  Within one month after the last day
                      of each calendar quarter, Licensee shall send Licensor a report, in writing, certified by an officer to its correctness, showing separately the quantity of Licensed Products subject to royalty payments that were made and sold to its customers and computing the amount of royalty due Licensor for the preceding quarter as to each category of customer. Each report shall be due on the last day of January, April, July and October and shall be accompanied by the proper royalty amount then payable to the Licensor as shown in that report. The report due for each quarter which coincides with the end of the calendar year or termination of this Agreement, shall also include a statement of the total payments made for such year pursuant to this Agreement.

                          D.  All such reports, books, records and
                      accounts shall be retained for not less than three (3) years and shall be open to confidential examination at Licensor's expense at all reasonable times, not more than twice per year, by an independent outside certified public account designated by the Licensor.


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                          E.  Any failure by Licensee to keep and
                      maintain such books and records or to provide reports or payments to Licensor as required by this Agreement shall constitute a material breach of this Agreement.

                          F.  In the event an Audit or Licensee's
                      books and records by an outside certified public accountant establishes that Licensee's payments are deficient by an amount greater than *** of the amount actually due Licensor, Licensee shall be required upon the receipt of the notice of such deficiency to pay the Licensor *** times the amount due, plus interest at the prime rate charged by major New York banks at the time the deficiency is discovered.

                          G.  Within thirty (30) days of June 30
                      and December 31 of each year, Licensee shall provide Licensor one copy of sales, instruction of use, and promotional literature for each Licensed Product along with one sample of the unsterile/sterile product in its customary packaging. Within thirty (30) days of December 31 of each year, Licensee shall also provide Licensor with a complete product catalog identifying the products Licensee sells.

                             ARTICLE V.  TERM AND TERMINATION

                          A.  This Agreement shall continue in full
                      force and effect, unless sooner terminated as

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                      hereinunder provided, with respect to the
                      various Licensed Products licensed hereunder, until the expiration date of each corresponding Licensed Patent Right covering each Licensed Product.


                          B.  Licensor may terminate this Agreement
                      upon written notice to Licensee, if:

                              1.  Licensee shall become insolvent,
                          or shall make any assignment for the
                          benefit of creditors, or Licensee is
                          adjudicated bankrupt, or a receiver or
                          trustee of the Licensee's property shall be appointed.

                              2.  Licensee shall be in default of
                          any payment or report required hereunder or fail to comply with any other provision of this Agreement for a period of more than forty-five (45) days after a written notice specifying such default is given by Licensor.

                              3.  Licensee shall otherwise continue
                          to violate any term, condition, or
                          provision of this Agreement for a period more than forty-five (45) days after written notice specifying such violation is given by Licensor.

                          In the event Licensee cures any default
                          within the forty-five (45) day time


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                          period set forth above, the subject
                          Agreement shall not be terminated and
                          shall remain in full force and effect.

                          C.  Termination of this Agreement shall
                      not relieve the Licensee of the obligation to make payments accruing under this Agreement prior to the termination nor shall it bar Licensor from obtaining any relief to which Licensor may be entitled in law or in equity, including the right to bring suit for infringement by Licensee of any issued patent of said Licensed Patent Rights.

                          D.  Upon termination of this Agreement
                      for any reason, Licensee shall immediately cease manufacture, use or sale of the Licensed Products.


                                 ARTICLE VI. ASSIGNMENTS

                          A.  This Agreement shall inure to the
                      benefit of and be binding upon the
                      successors, legal representatives or assigns of Licensor.

                          B.  This Agreement and the License granted
                      hereunder are personal and shall not be
                      assigned by Licensee to any other business entity (except entities wholly-owned by the same shareholders of Licensee or completely controlled by Licensee), nor shall it be extended to any third party that purchases any part of Licensee's assets or stock


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                      without the prior written consent of the
                      Licensor. Notwithstanding the foregoing, however, Licensee shall have the right to assign this License as part of the sale of the entire business assets to which this Agreement relates, provided such sale is not made to any entity that is involved in litigation with Licensor relating to the Licensed Patent Rights (including appeals) at the time any such assignment, purchase sale or transfer is made.


                              ARTICLE VII. PATENT MARKING

                          Licensee agrees to apply to all
                      Licensed Products made and sold under this Agreement, on labels, packaging, sales and promotional literature, appropriate markings stating that the products are licensed under the Licensed Patent Rights.


                            ARTICLE VIII. SEVERABILITY CLAUSE

                          If any part, provision, covenant or
                      condition of this Agreement shall be held to be invalid, illegal, void or unenforceable in any respect, such invalidity, illegality, voidness or unenforceability shall not affect any other parts of this Agreement, and this Agreement shall be construed as if such invalid, illegal, void or unenforceable part, provision, convenant or condition had never been contained herein. Moreover, if any one or more of the parts, provisions, convenants, or conditions contained in this Agreement


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                     shall for any reason be held to be
                     excessively broad as to time duration,
                     geographical scope, activity or object
                     it shall be construed by limiting and
                     reducing it so as to be enforceable to
                     the extent compatible with the
                     applicable law as it shall then appear.


                              ARTICLE IX.  NOTICES

                         A.  All notices, payments or
                     communications which either party may desire or be required or permitted to give or make to the other by this Agreement shall be in writing and shall be deemed to have been duly given or made if and when forwarded by registered or certified mail to such address as shall have been designated by notice from addressee of addressing notices to it, or if no such designation shall have been made, then to the address of the party appearing in this License.

                         B.  The failure to act on default
                     hereunder shall not be deemed to constitute a waiver of such default.

                         C.  This Agreement constitutes the
                     entire understanding of the parties with respect to its subject matter and may not be modified or amended, except in writing by authorized persons on behalf of the parties hereto.


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                         D.  The validity, legality and
                     enforceability of any provision hereof shall not be affected or implied in any way by any holding that any other provision contained herein is invalid, illegal or unenforceable in any respect.

                         E.  Licensor:
                               Dr. Sakharam D. Mahurkar
                               6171 North SHERIDAN Road
                               Suite 1112
                               Chicago, Illinois 60660

                         F.  Licensee:
                               Horizon Medical Products, Inc.
                               Seven North Parkway Square
                               4200 Northside Parkway, N.W.
                               Atlanta, Georgia 30327

                         G.  Any party may change the address to
                     which notices shall be sent to it by notice in writing to the other party.

                         ARTICLE X. NON-WARRANTIES AND WARRANTY

                         A.  Nothing in this Agreement shall be
                     construed as:

                             1.  A warranty or representation by
                         Licensor as to the validity or scope of
                         any patent that has been issued for the
                         Licensed Patent Rights;



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                             2.  A warranty or representation
                         that making, selling or using of
                         Licensed Products will be free from
                         infringement of any patents owned by
                         entities other than Licensor.

                         B.  Licensee hereby releases and holds
                     Licensor harmless from any and all product liability claims, actions, losses, damages and any liability resulting from or arising out of the manufacture, use or sale of the Licensed Products for the duration of this Agreement.

                         C.  Licensee agrees to indemnify Licensor
                     for all product liability claims, actions, losses, proceedings, damages, liabilities, costs, expenses, including attorney's fees arising out of, in connection with or resulting from the manufacture, use or sale of the Licensed Products by Licensee.

                         D.  Licensor has not made, and does not
                     make, any representation, warranty or
                     covenant, express or implied, with respect to the condition, quality, durability, suitability, fitness for a particular purpose or merchantability of Licensed Products. Further, Licensor expressly disclaims any and all warranties, express or implied, regarding the condition, quality, durability, suitability, fitness for particular purpose or merchantability of Licensed Products.


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                         E.  Licensor shall not be liable for any
                     consequence or damage arising out of or
                     resulting from the manufacture, use or sale of products under this Agreement or the exercise by Licensee of any rights granted under this Agreement, nor shall Licensor be liable to Licensee for consequential damages under any circumstances.

                              ARTICLE XI. EFFECTIVE DATE

                         This Agreement shall become effective
                     and binding upon the parties on the date first above written.

                     IN THE WITNESS THEREOF, the parties hereto have caused to be signed by their duly authorized officers, this Agreement at the places indicated and on the dates set forth below.


                     Date 5/11/97  /s/  Sakharam D. Mahurkar
                          -------  ----------------------------------
                                        Dr. Sakharam D. Mahurkar
                                        Licensor

                     Date 4/24/97  /s/  unreadable
                          -------  ----------------------------------
                                        Horizon Medical Products Inc.
                                        Seven North Parkway Square
                                        4200 Northside Parkway, N.W.
                                        Atlanta, Georgia 30327
                                        Licensee


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